SECOND AMENDMENT TO EMPLOYMENT AGREEMENT This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Second Amendment") is made and entered into as of Ap12.i / 210 , 2024 (the "Second Amendment Effective Date"), by and between Carriage Services, Inc., a Delaware corporation (the "Company''), and L. Kian Granmayeh ("Executive"). The Company and Executive may sometimes hereafter be referred to singularly as a '·Party" or collectively as the "Parties." WHEREAS, Executive and the Company entered into an Employment Agreement dated March 13, 2023 (the ''Employment Agreement''); and WHEREAS, Executive and the Company entered into a First Amendment to Employment Agreement dated February 21, 2024 (the "First Amendment"); and WHEREAS, the Company desires to continue to secure the employment services of Executive subject to the amended terms and conditions hereafter set forth; and WHEREAS, the parties now desire to amend the Employment Agreement accordingly. NOW, THEREFORE, in consideration of the premises above, as well as consideration to be granted by the Company to the Executive in the following form, the parties hereto agree as follows: 1. Section 4(a) of the Employment Agreement is hereby amended by deleting this section in its entirety and replacing it with the following language: "(a) Term. Executive's term of Employment with the Company under this Agreement shall be for the period from the Effective Date through December 31, 2026 (the 'Initial Term'). On December 31, 2026, and on each subsequent annual anniversary thereafter, this Agreement shall automatically renew and extend for a period of 12 months (each such 12-month period being a "Renewal Term"), unless written notice of non renewal is delivered from either Party to the other not less than sixty (60) days prior to the expiration of the then-existing Initial Term or Renewal Term, as applicable. Notwithstanding the foregoing, Executive's Employment pursuant to this Agreement may be terminated prior to the expiration of the then-existing Initial Term or Renewal Term in accordance with this Agreement. The period from the Effective Date through the Executive's Termination Date (for whatever reason) shall be referred to herein as the 'Employment Period.'" Kian Granmayeh - Second Amendment f(J Employment Agreeme/1f I Exhibit 10.2

2. Section 6(b)(3) of the Employment Agreement is hereby amended by deleting this section in its entirety and replacing it with the following language: "(3) Involuntary Termination Without Cause (Other than Due to Death or Disability) Not Within Corporate Change Period. If Executive's Employment is terminated by the Company without Cause (other than on account of Executive's death or Disability), and such Termination Date does not occur within a Corporate Change Period, the Company shall, subject to Section 6(e), provide to Executive (A) continued payment of Executive's Base Salary as in effect on the Termination Date, in arrears, for a period of 12 months following the Termination Date, where the first such payment shall be made on the First Payment Date and shall include all payments, if any, without interest, that would have otherwise been made pursuant to this Section 6(b)(3)(A) between the Termination Date and the First Payment Date; and (B) a pro rata amount of the Target Annual Bonus described in Section 2(b), for the year in which the Termination Date occurred, based on the number of days Executive was employed in such year in comparison to 365, and based on actual performance of any applicable performance metrics through the end of the performance period, where such pro rata amount of the Target Annual Bonus shall be paid on the later of (i) the First Payment Date or (ii) the payment date that an Annual Bonus for the year of termination otherwise would have been payable pursuant to Section 2(b), had Executive's Employment not been tenninated (provided, that, in no event shall such payment occur later than the date necessary to qualify such payment as a "'short term deferral" within the meaning of Treas. Reg.§ l.409A- l(b)(4))." 3. Section 14 of the Employment Agreement is hereby amended by deleting this section in its entirety and replacing it with the following language: "14. Non-Solicitation Restriction. Executive hereby agrees that in order to protect Trade Secrets, it is necessary to enter into the following restrictive covenant, which is ancillary to the enforceable promises between the Company and Executive in Sections 9 through U and other provisions of this Agreement. During the Executive's Employment and for a period of one (1) year following the Termination Date (regardless of the reason for termination), Executive hereby covenants and agrees that he will not, directly or indirectly, without obtaining the express written consent of the Board, either individually or as a principal, partner, agent, consultant, contractor, employee, or as a director or ot1icer of any entity, or in any other manner or capacity whatsoever, except on behalf of the Company. solicit business, attempt to solicit business, or conduct business, in products or services competitive with any products or services offered or performed by the Company or its Affiliates as of the Termination Date within the Restricted Teffitory." 4. Section 15 of the Employment Agreement is hereby amended by deleting this section in its entirety and replacing it with the following language: Ki an Granmayeh - Second Amendment to E111ph~1·me11t Agreement 2

"15. Non-Competition Restriction. Executive hereby agrees that in order to protect Trade Secrets, it is necessary to enter into the following restrictive covenant, which is ancillary to the enforceable promises between the Company and Executive in Sections 9 through Hand other provisions of this Agreement. Executive hereby covenants and agrees that during Executive's period of Employment, and for a period of one (1) year following the Termination Date (regardless of the reason for termination), Executive will not, without obtaining the express written consent of the Company, engage in any capacity, directly or indirectly (whether as proprietor, stockholder, director, partner, employee, agent, independent contractor, consultant, trustee, or in any other capacity), with respect to any entity which is or may be in the funeral, mortuary, crematory, cemetery or burial insurance business or in any business related thereto (a) as part of any of the companies or entities listed on Schedule I hereto, or (b) within the Restricted Territory (in each case, a "Competing Enterprise"); provided, however, Executive shall not be deemed to be participating or engaging in a Competing Enterprise solely by virtue of the ownership of not more than one percent ( 1% ) of any class of stock or other securities which are publicly traded on a national securities exchange or in a recognized over-the counter market.'' 5. Section 16 of the Employment Agreement is hereby amended by deleting this section in its entirety and replacing it with the following language: "16. No Recruitment Restriction. Executive agrees that during Executive's period of employment with the Company or its Affiliates, and for a period of one (I) year following the Termination Date (regardless of the reason for termination), without obtaining the express written consent of the Company, Executive shall not, either directly or indirectly, or by acting in concert with another person or entity, (a) hire any employee or independent contractor performing services for the Company or any Affiliate, or any such individual who performed services for the Company or any Affiliate at any time during the one-year period ending on the Termination Date, or (b) solicit or influence or seek to solicit or influence, any employee or independent contractor performing services for the Company or any Affiliate, or any such individual who performed services for the Company or a!'1y Affiliate at any time during the one-year period ending on the Termination Date, to terminate, reduce or otherwise adversely affect such individual's employment or other relationship with the Company or any Affiliate.'· 6. Except as otherwise provided herein, all other provisions of the Employment Agreement and the First Amendment shall remain in effect. 7. This Second Amendment, the Employment Agreement (other than as amended above), and the First Amendment (where applicable) constitute the entire agreement between the parties on the subject of Executive's employment with the Company. 8. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to conflicts of laws principles thereof. Kian Granmayeh - Second Amendment to Employment Agreeme111 3

9. This Second Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date set forth above. EXECUTIVE: L. Kian Granmayeh By: Carlos R. QuezaCla Vice Chairman of the Board and Chief Executive (!fficer Address for Notices: Carriage Services, Inc. 3040 Post Oak Blvd, Suite 300 Houston, Texas 77056 Attn: Legal Ki an Granmayeh - Second Amend111e111 to Employment Agreement 4